SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 29,
1996


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                   33-79186-01            Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification
No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (302)
888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

Series 1996-4.  On October 29, 1996, $500,000,000 aggregate
principal amount of 6.45% Class A Master Trust Certificates, Series 1996-4, $22,500,000 aggregate principal amount of 6.65% Class B Master Trust Certificates, Series 1996-4 and $39,330,000 aggregate principal amount of Class C Master Trust Certificates, Series 1996-4, of the Sears Credit Account Master Trust II were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among Sears Receivables Financing Group, Inc. as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee") and the Series Supplement dated as of October 29, 1996, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.           Financial Statements, Pro Forma Financial
Information and Exhibits

Exhibit No.

Exhibit 1.1       Underwriting Agreement among Sears, SRFG and CS
First Boston as Representative of the several Underwriters for the Class A Master Trust Certificates, dated October 17, 1996.

Exhibit 1.2       Underwriting Agreement among Sears, SRFG and CS
First Boston as Representative of the several Underwriters for the Class B Master Trust Certificates, dated October 17, 1996.

Exhibit 1.3       Pricing Agreement among Sears, SRFG and CS
First Boston on behalf of the Underwriters for the Class A Master
Trust Certificates, dated October 17, 1996.

Exhibit 1.4       Pricing Agreement among Sears, SRFG and CS
First Boston on behalf of the Underwriters for the Class B Master
Trust Certificates, dated October 17, 1996.

Exhibit 4.1       Series 1996-4 Supplement among Sears as
Servicer, SRFG as Seller and the Trustee, dated October 29, 1996, including the forms of Investor Certificates.

Exhibit 4.2       Letter of Representations among SRFG, the
Trustee and The Depository Trust Company, dated as of October 29,
1996.

Exhibit 5.1 Opinion of Robert J. Pence, Vice President, Law of Sears, as counsel to SRFG and Sears.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Sears Credit Account Master Trust II
                                         (Registrant)


                    By:   Sears Receivables Financing Group, Inc.
                                   (Originator of the Trust)



                        By:   /S/Gary D. Farrar
                              Gary D. Farrar
                              Vice President, Administration


Date: October 29, 1996

                                 EXHIBIT INDEX



Exhibit No.

Exhibit 1.1       Underwriting Agreement among Sears, SRFG and CS
First Boston as Representative of the several Underwriters for the Class A Master Trust Certificates, dated October 17, 1996.

Exhibit 1.2       Underwriting Agreement among Sears, SRFG and CS
First Boston as Representative of the several Underwriters for the Class B Master Trust Certificates, dated October 17, 1996.

Exhibit 1.3       Pricing Agreement among Sears, SRFG and CS
First Boston on behalf of the Underwriters for the Class A Master
Trust Certificates, dated October 17, 1996.

Exhibit 1.4       Pricing Agreement among Sears, SRFG and CS
First Boston  on behalf of the Underwriters for the Class B
Master Trust Certificates, dated October 17, 1996.

Exhibit 4.1       Series 1996-4 Supplement among Sears as
Servicer, SRFG as Seller and the Trustee, dated October 29, 1996, including the forms of Investor Certificates.

Exhibit 4.2       Letter of Representations among SRFG, the
Trustee and The Depository Trust Company, dated as of October 29,
1996.

Exhibit 5.1 Opinion of Robert J. Pence, Vice President, Law of Sears, as counsel to SRFG and Sears.